COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT


         THIS AGREEMENT (the "Agreement") is made and entered into as of the 20th day of December, 1998, by and between SPINTEKNOLOGY, INC., a Georgia corporation (hereinafter referred to as "Debtor"), and MALCOLM C.
DAVENPORT, V (hereinafter referred to as "Secured Party").

                              W I T N E S S E T H:

         WHEREAS,   Debtor  holds  certain  intellectual   property  rights  for
development of gaming technology (the "Business");

         WHEREAS, Debtor's corporate affiliate, Spintek Gaming Technologies, Inc. ("Borrower"), has borrowed from Secured Party the sum of $350,000.00 evidenced by a Promissory Note (the "Note") in favor of Secured Party, dated of even date herewith, in the face principal amount of $350,000.00; and

         WHEREAS, in order to secure the obligations of Borrower under the Note and all other obligations now or hereafter owing from Borrower or Debtor to Secured Party, the Debtor desires to grant a security interest in the collateral described below.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto agree as follows:

         1. Security Interest. To provide security for the due and punctual performance of all of the Borrower's obligations under the Note, including, without limitation, payment in full of the principal and interest on the Note, costs and attorneys' fees, all indebtedness to be incurred by Borrower to Secured Party with respect to the Note and further to secure any other indebtedness and obligations now or hereafter owing by Borrower or Debtor to Secured Party (hereinafter the "Obligations"), the Debtor hereby mortgages, pledges, assigns, transfers, sets over, conveys and delivers to Secured Party and grants to Secured Party security interests (the "Security Interests") in all of the following rights, interests and properties:

         All of the Debtor's patents, unpatented inventions, patent applications, patent interference proceedings, trade secrets, rights under technology licenses, choices-in-action, information contained in computer media (such as data bases, source and object codes, and information therein) and derivatives thereof (including those covered by the Patent Applications identified on Schedule "A" attached hereto), including the right to make, use, and vend goods utilizing any of the foregoing, together with all cash and non-cash proceeds and products thereof (all of which are collectively hereinafter referred to as the "Collateral").


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         Until payment in full of all Obligations,  the Secured Party's Security
Interests in the Collateral granted hereby shall continue in full force and effect. This Agreement is made subject to all presently perfected or unperfected security interests that secure the debt of Borrower or Debtor (the "Prior Debt").

         2.       Representations and Warranties.

         Debtor represents and warrants to Secured Party that:

         (a) Debtor has all requisite authority to execute and deliver this Agreement and this Agreement is enforceable in accordance with its terms;

         (b) Debtor's books and records concerning the Collateral are kept at the principal office of Debtor;

         (c) No financing statement covering the Collateral, or any part thereof, is currently on file with any filing officer except with respect to the Prior Debt;

         (d) Except to secure the Prior Debt, no other security agreement is currently in effect and no security interest, other than the Security Interests herein granted, has attached to or has been perfected in the Collateral or in any part thereof that has not been released;

         (e) No dispute, right of setoff, counterclaim, or defenses exist with respect to Debtor's title to any part of the Collateral;

         (f) The principal place of business of Debtor is 1857 Helm Drive, Las Vegas, Nevada 89119;

         (g) Debtor has not  acquired any of the  Collateral  in the past twelve
(12) months from any third party outside of the ordinary course of business or as part of a bulk sale.

         3.       Covenants.

         (a)      Debtor covenants and agrees to:

                  (i) comply with all covenants and agreements set forth herein;

                  (ii) deliver to Secured Party, at such intervals as Secured Party reasonably may require, such documents, lists, descriptions, certificates, and other information as may be necessary or proper to keep Secured Party fully informed with respect to the description of the Collateral;

                  (iii) from time to time promptly execute and deliver to Secured Party all such other assignments, certificates, supplemental documents, and financing statements, and do all other acts or things, as Secured Party may reasonably request in order to more fully evidence and perfect the Security Interests;

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                  (iv) promptly  notify  Secured  Party of any claim,  action or proceeding which could affect Debtor's title to or materially and adversely affect the value of the Collateral, or any part thereof, or the effectiveness of the Security Interests, and, at the request of Secured Party, appear in and defend, at Debtor's expense, any such action or proceeding;

                  (v) promptly, after being requested by Secured Party, pay to Secured Party the amount of all expenses, including attorneys' fees and other legal expenses, reasonably incurred by Secured Party in enforcing the Security Interests; and

                  (vi) do all things reasonably necessary or appropriate to enable Secured Party to fully exercise its rights under this Agreement;

         (b) Debtor covenants and agrees that without the prior written consent of Secured Party, Debtor will not:

                  (i)  sell, assign, lease or transfer any of the Collateral; or

                  (ii) remove, or permit to be removed, Debtor's records concerning the Collateral from Debtor's offices; or

         (c) without prior written notice to Secured Party and without filing any amendments to any UCC Financing Statements as may be required to retain Secured Party's perfected security interest in the Collateral:

                  (i)      change the name of the Debtor; or

                  (ii) conduct business under any name other than in the name of the Debtor.

         4. Default. The occurrence of one or more of the following events shall, at the option of Secured Party, constitute an "Event of Default" hereunder:

                  (a) if Borrower defaults in the payment of the Note or any installment thereof or interest thereon or any other payment due Secured Party within five (5) days after its due date;

                  (b) if any warranty or representation of Debtor contained herein shall be materially false or misleading when made;

                  (c) if Debtor or Borrower shall cease to do business as a going concern, or generally fail to meet its obligations as they mature;

                  (d) an event of default occurs under and as defined in the Note or other Loan Document;

                  (e) if any material litigation or claim is commenced against Debtor or wherein Debtor is a party defendant or defendant in counterclaims or cross-claims, and the claims against Debtor are not dismissed within forty-five
(45) days thereafter;

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
                  (f) the occurrence of any transaction in which control of the Debtor or Borrower would be transferred regardless of whether such transaction is entered into with the consent or agreement of the Debtor.

         5. Default Remedies. Upon the occurrence of an Event of Default, in addition to any and all other rights and remedies which Secured Party may then have hereunder, herein, or under the Uniform Commercial Code of the State of Nevada, or any other pertinent jurisdiction (the "Code"), or otherwise, Secured Party may, at its option:

         (a) reduce its claim to judgment or foreclose or otherwise enforce the Security Interests, in whole or in part, by any available judicial procedure;

         (b) require Debtor, upon the receipt of any revenue, income, profits or other sums in which a security interest is granted by this Agreement or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, to hold the same in trust for Secured Party in precisely the form received, and to forthwith, endorse, transfer and deliver any such sums or instruments, or both, to Secured Party for prompt application to the payment of the Obligations in a manner satisfactory to Secured Party;

         (c) require Debtor to assemble and make available to Secured Party, at the expense of Debtor, the Collateral at any place mutually convenient to Debtor and Secured Party;

         (d) enter upon the premises wherever any evidence of the Collateral may be, freely and without being deemed to disrupt the peace, and take possession of any evidence of the Collateral, and demand and receive such possession from any person or organization which has possession thereof, and to take such measures as it may deem necessary or proper for the care or protection thereof, including the right to remove all or any portion of the Collateral, and with or without taking such possession may sell or cause to be sold, whenever Secured Party shall decide, in one or more sales or parcels, at such price as Secured Party may deem adequate, and for cash or, on credit or for future delivery, without assumption of any credit risk, all or any portion of the Collateral, at any broker's board or at public or private sale (whether such sale is conducted by Secured Party or a private auction company hired by Secured Party), without demand of performance or notice of intention to sell or of time or place of sale (except ten [10] days prior written notice to Debtor of the time and place of any public sale or sales or of the time after which any private sale or sales or other intended disposition is to be made and only such other notice as may be required by applicable statute and cannot be waived, which notice Debtor hereby acknowledges shall be considered commercially reasonable for all purposes), and Secured Party or any other person may be the purchaser of all or any portion of the Collateral so sold and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity of redemption, of Debtor, and such demand, notice, claim, right or equity being hereby expressly waived and released. In any action hereunder, Secured Party shall be entitled to the appointment of a receiver without notice, to take possession of all or any portion of the Collateral and to exercise such powers as the court shall confer upon the receiver. Without limiting the scope or definition of commercial reasonableness, Debtor agrees that any disposition of any Collateral pursuant hereto shall be commercially

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reasonable  within the meaning of Section  9-504 of the Code as in effect in the jurisdiction or jurisdictions where such Collateral is located.

         (e) at its discretion, retain the Collateral in satisfaction of the Obligations whenever the circumstances are such that Secured Party is entitled to do so under the Code;

         (f) exercise any and all other rights, remedies, and privileges it may have under the Note or any document or instrument evidencing or securing the Note (collectively, "Loan Documents"); and

         Debtor hereby irrevocably makes, constitutes and appoints Secured Party or any of its officers or designees its true and lawful attorney-in-fact, upon the occurrence of an Event of Default (A) to enforce all rights of Debtor under and pursuant to any agreements relating to the Collateral, all for the sole benefit of Secured Party, or (B) to enter into and perform such agreements as may be necessary in order to carry out the provisions of this Agreement, or to carry out the terms, covenants and conditions of this Agreement which are required to be observed or performed by Debtor, or (C) to execute such other and further grants, mortgages, pledges and assignments of the Collateral as Secured Party may reasonably require for the protecting or maintaining of the Security Interests granted to Secured Party by this Agreement. Debtor hereby ratifies and confirms all that Secured Party, as such attorney-in-fact, or its substitutes, shall do by virtue of this power of attorney. Debtor hereby waives all rights to marshalling of assets or sale in inverse order of alienation, including any such rights with respect to the Collateral.

         Secured Party shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral, wherever the same may be located and regardless of the cause thereof, unless the same shall happen through the gross negligence or willful misconduct of Secured Party. Secured Party shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delivery of any kind incurred with respect to any instrument received in payment for the Collateral or for any damage resulting therefrom. In no event shall Secured Party be liable in any manner or for anything in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof.

         6. Application of Proceeds. If an Event of Default shall have occurred and be continuing, all proceeds received from the sale or other disposition of any of the Collateral shall be applied by Secured Party as follows:

         First: to the payment of all costs and expenses incurred in connection with any such sale of the Collateral, including, without limitation, all court costs and the reasonable fees and expenses of agents and of counsel for Secured Party in connection therewith, and to the payment of all costs and expenses reasonably paid or incurred by Secured Party hereunder, to the extent that such advances, costs and expenses shall not have been paid to Secured Party upon its demand therefor;

         Second: to the payment or reduction of any late fees on the Note, then the payment of interest on the Note then due and payable, then the payment of all principal on the Note whether at the stated maturity thereof or by acceleration or otherwise in such order as Secured Party elects;

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         Third:  to the payment in full of all other Obligations; and

         Fourth: the balance, if any, of such proceeds remaining after payment in full of the foregoing items shall be remitted to Debtor or as a court of competent jurisdiction may otherwise direct.

         7. Taxes; Financing Statements; Certificates of Title. At its option, Secured Party may discharge past due sales, use or property (but not income), taxes, liens, or security interests, registration title and license fees, assessments or other encumbrances at any time levied or placed on any of the Collateral and may pay for the maintenance and preservation thereof, and Debtor agrees to reimburse Secured Party on demand for any payment made or any expense reasonably incurred by Secured Party pursuant to the foregoing authorization; provided, however, that nothing in this Section or its exercise may be interpreted as excusing Debtor from performance of any covenants or other promises with respect to such past due taxes, liens, security interests or other encumbrances, nor shall it be interpreted as an assumption by Secured Party of such obligations.

         Debtor hereby authorizes Secured Party to file financing statements and any amendments thereto or continuations thereof.

         8. Remedies Cumulative, Etc. The rights, remedies and benefits of Secured Party herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which Secured Party may have under this Agreement, the Note, any other Loan Document or at law, in equity, by statute or otherwise. Without limiting the generality of the foregoing, Secured Party shall have all rights and remedies of a secured creditor under Article 9 of the Uniform Commercial Code in the jurisdiction or jurisdictions where any of the Collateral is located.

         9. Expenses, Etc. Debtor will pay to Secured Party all reasonable expenses (including reasonable attorneys fees and court costs) of, or incidental to, the enforcement of any of the provisions of this Agreement or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral or receipt of the proceeds thereof, and the care of the Collateral and defending or asserting the rights and claims of Secured Party in respect thereof, by litigation or otherwise, including expenses of insurance; and all such expenses shall be secured by this Agreement.

         10. No Delay, Waiver, Etc. No delay on the part of Secured Party in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. Debtor hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing the liability of Debtor and any and all other notices and demands whatsoever (except notices specifically provided for herein), whether or not relating to such instruments.

         11.  Modification,  Successors  and Assigns,  Etc. No amendment  hereof shall be effective unless contained in a written instrument signed by the parties hereto. This Agreement shall be binding upon the successors and assigns of Debtor and shall inure to the benefit of the successors and assigns of Secured Party.
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         12. Notices,  Etc. Any notices,  requests or demands hereunder shall be deemed to have been sufficiently given when received by the addressee if sent by prepaid certified mail, return receipt requested, or by Federal Express or other similar overnight delivery service where a return receipt is available, to Debtor or Secured Party at their respective addresses as follows:

                           Debtor:

                           1857 Helm Drive
                           Las Vegas, Nevada 89119

                           Secured Party:

                           409 West 10th Street
                           West Point, Georgia 31833

         13. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of Nevada, and shall be governed by and construed in accordance with the laws of the State of Nevada.

         14. Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid, and enforceable.

         15. Counterparts. This Agreement may be executed in a number of identical counterparts, each of which for all purposes is to be deemed an original, and all of which constitute collectively, one agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

         16. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of Debtor, its successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.

         17.   Waiver  of  Trial  by  Jury.   In  the  event  of  any   dispute,
misunderstanding, suit or claim related to this Agreement or any of the Loan Documents, and if Debtor and Secured Party are unable to resolve said dispute and it becomes necessary to enter into any litigation to resolve such dispute or claim, Debtor hereby waives its right to trial by jury in any suit or legal action of any kind or nature brought by Secured Party against the Debtor related to this Agreement or any of the Loan Documents. Debtor further agrees that any such litigation shall be heard by a court of appropriate jurisdiction sitting without a jury.

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         18.  Assignment by Secured  Party.  This Agreement and the Note or Loan
Documents may be assigned by Secured Party without the approval of the Debtor and the Debtor may not raise a defense to its obligations under this Agreement, the Note or any of the Loan Documents on the grounds that these documents have been transferred by Secured Party to a third party.

         IN WITNESS WHEREOF, Debtor has caused this Agreement to be duly executed (by its authorized officers, where applicable), all as of the day and year first above written.

                                     DEBTOR:

                                     SPINTEKNOLOGY, INC., a Georgia corporation


                                     By:  _______________________________

                                     Title: _____________________________


                                   SCHEDULE A
                                   ----------

     Part of exhibit, considered to be Proprietary and Confidential

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